TOUCHSTONE FUNDS GROUP TRUST

Touchstone Impact Bond Fund (the "Fund")

Supplement dated November 24, 2021 to the Prospectus
and Summary Prospectus dated January 30, 2021,
as may be amended or supplemented from time to time

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Subject to approval by the Board of Trustees of the Touchstone Funds Group Trust (the “Board”) on behalf of the Fund, the Fund will make the following change, effective on or about February 18, 2022:

Subject to Board approval, the Fund will revise its current non-fundamental investment policy to clarify the Fund’s focus on investing in fixed-income securities that meet certain positive impact criteria. The table below sets forth the Fund’s current 80% investment policy and the Fund’s revised 80% investment policy. The revised policy will be effective on or about February 18, 2022, subject to approval by the Board.

Current policy:	Revised policy (subject to Board approval):
The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.	The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities that meet certain positive impact criteria. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

In addition, effective immediately, the final paragraph under the section of the Fund’s prospectus and summary prospectus titled “The Fund’s Principal Investment Strategies” is removed and replaced with the following:

“EARNEST believes that entities that are cognizant of environmental, social, and governance issues tend to be more successful over time. As a result, EARNEST prefers to invest in government programs and companies that have sustainable operating models and seek to achieve positive aggregate societal impact. The Fund focuses on governmental programs and companies that seek to achieve positive aggregate societal impacts in up to four specific areas: empowering the individual, community development, environmental responsibility, and sustainable infrastructure. Investments may seek to achieve multiple areas of impact. This inclusive approach views positive
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impact characteristics as additive to an investment’s risk/return profile. When assessing an investment's impact profile, EARNEST considers a wide range of factors, including but not limited to support for economic development, home ownership, and job creation.”

Also, effective immediately, the paragraph under the section of the Fund’s prospectus titled “Principal Investment Strategies and Risks - How Do The Funds Implement Their Investment Goals?”, related to the Impact Bond Fund, is removed and replaced with the following:

“Impact Bond Fund. The Fund's sub-advisor, EARNEST Partners LLC ("EARNEST"), employs a bottom–up investment process, which focuses on the analysis of individual securities, that seeks to maximize duration-adjusted total return by investing in market sectors or securities it considers undervalued for their risk characteristics. EARNEST seeks to accomplish this through the implementation of a proprietary “Meta Data” Framework, fundamental review and risk management process. The first step involves a screening of the investable universe applying EARNEST’s proprietary Meta Data Framework, which evaluates expected yield levels for various sectors and securities in comparison to actual yield levels. The Meta Data Framework analysis incorporates such factors as quality, duration, and structure. The second step involves in-depth, fundamental security analysis which focuses on credit risk, cash flow risk, credit spread volatility, the historical yield relationship between a security and the corresponding benchmark, and current market technical forces (e.g., supply and demand factors, liquidity, and price relative to par value).

EARNEST believes that entities that are cognizant of environmental, social, and governance issues tend to be more successful over time. As a result, EARNEST prefers to invest in government programs and companies that have sustainable operating models and seek to achieve positive aggregate societal impact. The Fund focuses on governmental programs and companies that seek to achieve positive aggregate societal impacts in up to four specific areas: empowering the individual, community development, environmental responsibility, and sustainable infrastructure. Investments may seek to achieve multiple areas of impact. This inclusive approach views positive impact characteristics as additive to an investment’s risk/return profile. When assessing an investment's impact profile, EARNEST considers a wide range of factors, including but not limited to support for economic development, home ownership, and job creation.”

There are no other changes to the Fund’s investment policies or strategies other than those detailed herein.

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Please contact your tax advisor, financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TCPAX-S3-2111